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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           reported): August 25, 2006


                          GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-14 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-14, Asset-Backed Certificates, Series 2006-14)
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-132809-25              13-3387389
----------------------------    ------------------------       -------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


  85 Broad Street, New York, New York                              10004
  -----------------------------------                              -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

      On August 25, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), among the Company, as depositor, LaSalle Bank National Association ("LaSalle Bank"), as trustee, JPMorgan Chase Bank, National Association ("JPMorgan"), U.S. Bank National Trust Company ("U.S. Bank") and Deutsche Bank, National Association ("Deutsche Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14 (the "Certificates"), issued in twelve classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of August 1, 2006 of $1,317,439,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 23, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On August 25, 2006, GSAA Home Equity Trust 2006-14 (the "Trust") entered into one interest rate swap agreement with Swiss Re Financial Products Corporation (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On August 25, 2006, the Company entered into the GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0002-0, PMI Bulk Deal No.: 2006-0740 (the "Primary Mortgage Insurance Policy") issued in the name of LaSalle Bank, as Trustee on behalf of the Trust. The Primary Mortgage Insurance Policy is annexed hereto as Exhibit 99.3.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of August 25, 2006, among Countrywide Home Loans, Inc. ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.4.

      On August 25, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, CHL, LaSalle Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of August 25, 2006, among Avelo Mortgage Corporation ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, Avelo,

LaSalle Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 1 Assignment Agreement") dated as of August 25, 2006, among Greenpoint Mortgage Funding, Inc. ("Greenpoint"), the Company and GSMC. The Greenpoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, Greenpoint, LaSalle Bank and Wells Fargo. The Greenpoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of August 25, 2006, among National City Mortgage Company ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, NatCity, LaSalle Bank and Wells Fargo. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of August 25, 2006, among SunTrust Mortgage Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, SunTrust, LaSalle Bank and Wells Fargo. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of August 25, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.14.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, Wells Fargo, LaSalle Bank and Wells Fargo. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.15.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 1 Assignment Agreement") dated as of August 25, 2006, among Wachovia

Mortgage Corporation ("Wachovia"), the Company and GSMC. The Wachovia Step 1 Assignment Agreement is annexed hereto as Exhibit 99.16.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, Wachovia, LaSalle Bank and Wells Fargo. The Wachovia Step 2 Assignment Agreement is annexed hereto as Exhibit 99.17.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------------------------------------------------------------------------

      99.1 Master Servicing and Trust Agreement, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, LaSalle Bank as trustee, JPMorgan, U.S. Bank and Deutsche Bank, each as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

       99.2 Interest Rate Swap Agreement, dated as of August 25, 2006, between GSAA Home Equity Trust 2006-14 and Swiss Re Financial Products Corporation, with Schedule and Confirmation thereto.

       99.3 Primary Mortgage Insurance Policy, dated as of August 25, 2006, issued in the name of LaSalle Bank, as Trustee on behalf of the Trust.

       99.4 CHL Step 1 Assignment Agreement, dated as of August 25, 2006, among CHL, GSMC and the Company.

       99.5 CHL Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, CHL, LaSalle Bank and Wells Fargo.

       99.6 Avelo Conduit Step 1 Assignment Agreement, dated as of August 25, 2006, among Avelo, GSMC and the Company.

       99.7 Avelo Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, Avelo, LaSalle Bank and Wells Fargo.

       99.8 Greenpoint Step 1 Assignment Agreement, dated as of August 25, 2006, among Greenpoint, GSMC and the Company.

       99.9 Greenpoint Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, Greenpoint, LaSalle Bank and Wells Fargo.

      99.10 NatCity Step 1 Assignment Agreement, dated as of August 25, 2006, among NatCity, GSMC and the Company.

      99.11 NatCity Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, NatCity, LaSalle Bank and Wells Fargo.

      99.12 SunTrust Step 1 Assignment Agreement, dated as of August 25, 2006, among SunTrust, GSMC and the Company.

      99.13 SunTrust Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, SunTrust, LaSalle Bank and Wells Fargo.

      99.14 Wells Fargo Step 1 Assignment Agreement, dated as of August 25, 2006, among Wells Fargo, GSMC and the Company.

      99.15 Wells Fargo Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, Wells Fargo, LaSalle Bank and Wells Fargo.

      99.16 Wachovia Step 1 Assignment Agreement, dated as of August 25, 2006, among Wachovia, GSMC and the Company.

      99.17 Wachovia Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, Wachovia, LaSalle Bank and Wells Fargo.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 8, 2006


                                                GS MORTGAGE SECURITIES CORP.


                                                By:  /s/ Michelle Gill
                                                     ------------------------
                                                    Name:  Michelle Gill
                                                    Title: Vice President

                                  Exhibit Index

Exhibit Index

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
         99.1             Master Servicing and Trust Agreement, dated as of August 1,                   E
                          2006, among GS Mortgage Securities Corp., as depositor,
                          LaSalle Bank as trustee, JPMorgan, U.S. Bank and Deutsche
                          Bank, each as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.
          99.2            Interest Rate Swap Agreement, dated as of August 25, 2006,                    E
                          between GSAA Home Equity Trust 2006-14 and Swiss Re Financial
                          Products Corporation, with Schedule and Confirmation thereto.
          99.3            Primary Mortgage Insurance Policy, dated as of August 25,
                          2006, issued in the name of LaSalle Bank, as Trustee on behalf of the Trust.

          99.4            CHL Step 1 Assignment Agreement, dated as of August 25, 2006,                 E
                          among CHL, GSMC and the Company.

          99.5            CHL Step 2 Assignment Agreement, dated as of August 25, 2006,                 E
                          among the Company, CHL, LaSalle Bank and Wells Fargo.

          99.6            Avelo Conduit Step 1 Assignment Agreement, dated as of August                 E
                          25, 2006, among Avelo, GSMC and the Company.

          99.7            Avelo Step 2 Assignment Agreement, dated as of August 25,                     E
                          2006, among the Company, Avelo, LaSalle Bank and Wells Fargo.

          99.8            Greenpoint Step 1 Assignment Agreement,  dated as of August 25,               E
                          2006, among Greenpoint, GSMC and the Company.

          99.9            Greenpoint Step 2 Assignment Agreement,  dated as of August 25,               E
                          2006,  among the  Company,  Greenpoint,  LaSalle Bank and Wells
                          Fargo.


         99.10            NatCity  Step 1  Assignment  Agreement,  dated as of August 25,               E
                          2006, among NatCity, GSMC and the Company.

         99.11            NatCity Step 2 Assignment Agreement, dated as of August 25,                   E
                          2006, among the Company, NatCity, LaSalle Bank and Wells Fargo.

         99.12            SunTrust  Step 1 Assignment  Agreement,  dated as of August 25,               E
                          2006, among SunTrust, GSMC and the Company.

         99.13            SunTrust  Step 2 Assignment  Agreement,  dated as of August 25,               E
                          2006,  among  the  Company,  SunTrust,  LaSalle  Bank and Wells
                          Fargo.

         99.14            Wells  Fargo Step 1  Assignment  Agreement,  dated as of August               E
                          25, 2006, among Wells Fargo, GSMC and the Company.

         99.15            Wells Fargo Step 2 Assignment Agreement, dated as of August                   E
                          25, 2006, among the Company, Wells Fargo, LaSalle Bank and
                          Wells Fargo.

         99.16            Wachovia Step 1 Assignment Agreement, dated as of August 25,                  E
                          2006, among Wachovia, GSMC and the Company.

         99.17            Wachovia Step 2 Assignment Agreement, dated as of
                          August 25, E 2006, among the Company, Wachovia, LaSalle
                          Bank and Wells Fargo.